                                                                     EXHIBIT 4.2

                                 FIRST AMENDMENT

            FIRST AMENDMENT (this "Amendment"), dated as of September 1, 1998, among MTL INC., a Florida corporation (the "U.S. Borrower"), LEVY TRANSPORT LTD./LEVY TRANSPORT LTEE, a Quebec company and a Wholly-Owned Subsidiary of the U.S. Borrower (the "Canadian Borrower"), the Banks party to the Credit Agreement referred to below on the date hereof and immediately before giving effect to this Amendment (the "Existing Banks"), ABN AMRO BANK, THE BANK OF NOVA SCOTIA, BHF-BANK AKTIENGESELLSCHAFT, CREDITANSTALT CORPORATE FINANCE, INC. and ROYAL BANK OF CANADA, as Co-Agents (in such capacity, each a "Co-Agent" and, collectively, the "Co-Agents"), SALOMON BROTHERS HOLDING COMPANY, INC., as Documentation Agent (in such capacity, the "Documentation Agent"), BANKERS TRUST COMPANY, as Syndication Agent (in such capacity, the "Syndication Agent"), and CREDIT SUISSE FIRST BOSTON, as Administrative Agent (in such capacity, the "Administrative Agent"), and each of the banks listed on Schedule A hereto (each, a "New Bank" and, collectively, the "New Banks"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

            WHEREAS, the U.S. Borrower, the Canadian Borrower, the Existing Banks, the Co-Agents, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of June 9, 1998 and amended and restated as of August 28, 1998 (the "Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

            1. Each Existing Bank hereby sells and assigns to each New Bank without recourse and without representation or warranty (other than as expressly provided herein), and each New Bank hereby purchases and assumes from each Existing Bank, that interest in and to each Existing Bank's rights and obligations in respect of those Tranches set forth on Schedule B hereto under the Credit Agreement as of the date hereof which in the aggregate for each such New Bank represents such New Bank's pro rata share (for each such New Bank, its "Pro Rata Share") in such Tranches as set forth on such Schedule B (calculated after giving effect to this Amendment), and such Pro Rata Share represents all of the outstanding rights and obligations under the Credit Agreement in respect of the Tranches that are being sold and assigned to each such New Bank pursuant to this Amendment, including, without limitation, (i) in the case of any assignment of the outstanding Tranche A Term Loans, all rights and obligations with respect to such New Bank's Pro Rata Share of such outstanding Tranche A Term Loans, (ii) in the case of any assignment of the outstanding Tranche B Term Loans, all rights and obligations with respect to such New Bank's Pro Rata Share of such outstanding Tranche B Term Loans, (iii) in the case of any assignment of the outstanding Tranche C Term Loans, all rights and obligations with respect to such New Bank's Pro Rata Share of such outstanding Tranche C Term Loans and (iv) in the case of any assignment of any portion of the Total Revolving Loan Commitments, all rights and obligations with respect to such New Bank's Pro Rata Share of the Total Revolving Loan Commitments and of any outstanding Revolving Loans and Letters of Credit. After giving effect to this Amendment, each Bank's outstanding Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Revolving Loan Commitment will be as set forth on Schedule C hereto.

            2. In accordance with the requirements of Section 13.04(b) of the Credit Agreement, on the First Amendment Effective Date (as defined below), (i) the Credit Agreement shall be amended by deleting Schedule I thereto in its entirety and by inserting in lieu thereof a new Schedule I in the form of Schedule C hereto and (ii) the U.S. Borrower and/or the Canadian Borrower agrees that it will issue an appropriate Tranche A Term Note, Tranche B Term Note, Tranche C Term Note and/or Revolving Note to each Bank in conformity with the requirements of Sections 1.01 of the Credit Agreement.

            3. On and after the First Amendment Effective Date, Annex II to the Credit Agreement shall be amended by deleting such Annex in its entirety and inserting in lieu thereof a new Annex II in the form of Schedule D hereto.

            4. Each Existing Bank (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the U.S. Borrower or the Canadian Borrower or any of their Subsidiaries or the performance or observance by the U.S. Borrower or the Canadian Borrower or any of their Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

            5. Each New Bank (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Co-Agents, the Documentation Agent, the Syndication Agent, the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a parent company or an affiliate of an Existing Bank which is at least 50% owned by such Existing Bank or its parent company or an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iv) appoints and authorizes the Administrative Agent, the Syndication Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent, the Syndication Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vi) to the extent legally entitled to do so, agrees to promptly submit to the U.S. Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms described in
Section 13.04(b) of the Credit Agreement.

            6. Each of the Existing Banks, the New Banks and the Administrative Agent hereby agree that (x) all interest on any New Bank's Pro Rata Share of the Loans, all Commitment Fees (if any) on such New Bank's Pro Rata Share of the Total Revolving Loan Commitments, and all Letter of Credit Fees (if applicable) on such New Bank's participation in all Letters of Credit, in each case accrued prior to the delivery by such New Bank of the amount referred to in clause (ii) of Section 11 of this Amendment, shall be for the account of the respective Existing Banks and (y) all such interest, Commitment Fees and Letter of Credit Fees accrued on and after the delivery of the amount referred to in clause (ii) of such Section 11 shall be for the account of such New Bank.

            7. In accordance with Section 13.04(b) of the Credit Agreement, on and as of the date upon which each New Bank delivers the amount referred to in clause (ii) of Section 11 of this Amendment, such New Bank shall become a "Bank" under, and for all purposes of, the Credit Agreement and the other Credit Documents and, notwithstanding anything to the contrary in Section 13.17 of the Credit Agreement, the Administrative Agent shall record the transfers contemplated hereby in the Register. The Administrative Agent hereby waives the assignment fee referred to in Section 13.04(b) of the Credit Agreement in connection with the assignments effected hereby.

            8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            11. Subject to Section 12 of this Amendment, this Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) the U.S. Borrower, the Canadian Borrower, the Co-Agents, the Administrative Agent, the Documentation Agent, the Syndication Agent, each Existing Bank and each New Bank shall have signed a counterpart hereof

(whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office and (ii) each New Bank shall have delivered to the Administrative Agent for the account of the relevant Existing Bank, an amount equal to such New Bank's relevant Pro Rata Share of the principal amount of the outstanding Loans being assigned to such New Bank.

            12. Notwithstanding Section 11 of this Amendment, if for any reason any New Bank shall not have (i) signed a counterpart hereof and delivered the same to the Administrative Agent at its Notice Office and (ii) delivered to the Administrative Agent an amount equal to such New Bank's relevant Pro Rata Share of the principal amount of the outstanding Loans being assigned to such New Bank, in each case on or prior to September 1, 1998, then, if the respective Existing Bank agrees, this Amendment shall become effective notwithstanding such failure, provided that (x) Schedule C shall be modified to delete any such New Bank and such New Bank's relevant Pro Rata Share shall be reallocated to the respective Existing Banks on a pro rata basis and (y) the signature pages of this Amendment shall be deemed revised to delete such New Bank's name therefrom.

            13. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                        MTL INC.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        LEVY TRANSPORT LTD./LEVY
                                           TRANSPORT LTEE

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        CREDIT SUISSE FIRST BOSTON,
                                           Individually and as Administrative
                                           Agent

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        BANKERS TRUST COMPANY,
                                           Individually and as Syndication Agent

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        SALOMON BROTHERS HOLDING
                                           COMPANY INC., Individually and as
                                           Documentation Agent

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        ABN AMRO BANK N.V. , as Co-Agent

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        THE BANK OF NOVA SCOTIA,
                                           as Co-Agent

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        BHF-BANK AKTIENGESELLSCHAFT

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        BALANCED HIGH YIELD FUND II LTD.
                                           By: BHF-Bank Aktiengesellschaft
                                           acting through its New York Branch as
                                           attorney in fact

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        CREDITANSTALT CORPORATE FINANCE,
                                           INC., as Co-Agent

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        ROYAL BANK OF CANADA, as Co-Agent

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        COMERICA BANK, N.A.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        SOCIETE GENERALE

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        BANK POLSKA KASA OPIEKI S.A. -
                                           PEKAO

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        METROPOLITAN LIFE INSURANCE
                                           COMPANY

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        PRUDENTIAL INSURANCE COMPANY OF
                                           AMERICA

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        NATIONAL WESTMINSTER BANK PLC
                                           By: NatWest Capital Markets Limited,
                                           its Agent
                                           By: Greenwich Capital Markets, Inc.,
                                           its Agent

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        BANKBOSTON, N.A.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        MORGAN STANLEY DEAN WITTER
                                           PRIME INCOME TRUST

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        KZH SOLEIL LLC

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        CANADIAN IMPERIAL BANK OF
                                           COMMERCE

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        OXFORD STRATEGIC INCOME FUND
                                           By: Eaton Vance Management,
                                             as Investment Advisor

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        SENIOR DEBT PORTFOLIO
                                           By: Boston Management and Research,
                                             as Investment Advisor

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        SANKATY HIGH YIELD ASSET
                                           PARTNERS, L.P.

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        MERRILL LYNCH, PIERCE FENNER &
                                           SMITH INCORPORATED

                                        By: ____________________________________
                                            Name:
                                            Title:

                                                                      SCHEDULE A

                                    NEW BANKS

Oxford Strategic Income Fund

Senior Debt Portfolio

Sankaty High Yield Asset Partners, L.P.

Merrill Lynch, Pierce Fenner & Smith Incorporated

                                                                      SCHEDULE B

                              RELEVANT PERCENTAGES

                              TRANCHE A      TRANCHE B      TRANCHE C       REVOLVING       REVOLVING       REVOLVING
                             TERM LOAN      TERM LOAN       TERM LOAN          LOAN           LOAN            LOAN
BANK                         COMMITMENT     COMMITMENT      COMMITMENT      COMMITMENT    SUB-COMMITMENT  SUB-COMMITMENT
----                         ----------     ----------      ----------      ----------    --------------  --------------
Credit Suisse First           11.14%                                          9.96%           12.45%            0%
Boston

Bankers Trust Company         11.14%                                          9.96%           12.45%            0%

Salomon Brothers Holding       6.37%                                          5.69%            7.12%            0%
Company, Inc.

ABN AMRO Bank N.V.             9.56%                                          8.54%           10.67%            0%

The Bank of Nova Scotia        2.78%                                                              0%        50.00%

BHF-Bank                       9.56%                                                          10.67%            0%
Aktiengesellschaft.

Creditanstalt Corporate        7.13%                                                           7.64%            0%
Finance, Inc.

Comerica Bank, N.A.            5.30%                                                           5.37%            0%

The Mitsubishi Trust and       8.34%                                                           9.16%            0%
Banking Corporation

Bank of Tokyo-Mitsubishi       9.56%                                                          10.67%            0%
Trust Company

Royal Bank of Canada           6.11%                                                              0%        50.00%

Societe Generale               9.56%                                                          10.67%            0%

                                                                      Schedule B
                                                                          Page 2

Bank Polska Kasa Opieki       3.49%                                                          3.10%              0%
S.A. - Pekao

Balanced High Yield Fund         0%                                                             0%              0%
II, Ltd.

Metropolitan Life                0%                                                             0%              0%
Insurance Company

Prudential Insurance             0%                                                             0%              0%
Company of America

National Westminster             0%                                                             0%              0%
Bank Plc

BankBoston, N.A.                 0%                                                             0%              0%

Morgan Stanley Dean              0%                                                             0%              0%
Witter Prime Income Trust

KZH Soleil                       0%                                                             0%              0%

Canadian Imperial Bank           0%                                                             0%              0%
of Commerce

Oxford Strategic Income          0%                                                             0%              0%
Fund

Senior Debt Portfolio            0%                                                             0%              0%

Sankaty High Yield Asset         0%                                                             0%              0%
Partners, L.P.

Merrill Lynch, Pierce            0%                                                             0%              0%
Fenner & Smith
Incorporated

                                                                      SCHEDULE C

                                   COMMITMENTS

                                                                                                   NON-
                                                                                                 CANADIAN         CANADIAN
                              TRANCHE A        TRANCHE B         TRANCHE C           REVOLVING      REVOLVING       REVOLVING
                             TERM LOAN        TERM LOAN          TERM LOAN             LOAN           LOAN            LOAN
BANK                         COMMITMENT       COMMITMENT         COMMITMENT         COMMITMENT    SUB-COMMITMENT  SUB-COMMITMENT
----                         ----------       ----------         ----------         ----------    --------------  --------------
Credit Suisse First        10,027,548.21     10,769,230.78      9,230,769.20       7,472,451.79    7,472,451.79             0
Boston

Bankers Trust Company      10,027,548.21     10,769,230.77      9,230,769.23       7,472,451.79    7,472,451.79             0

Salomon Brothers Holding    5,730,027.55                 0                 0       4,269,972.45    4,269,972.45             0
Company Inc.

ABN AMRO Bank N.V.          8,595,041.32                 0                 0       6,404,958.68    6,404,958.68             0

The Bank of Nova Scotia     2,500,000                    0                 0       7,500,000                  0     7,500,000

BHF-Bank                    8,595,041.32                 0                 0       6,404,958.68    6,404,958.68             0
Aktiengesellschaft

Creditanstalt Corporate     6,413,223.14      1,615,384.62      1,384,615.38       4,586,776.86    4,586,776.86             0
Finance, Inc.

Comerica Bank, N.A.         4,776,859.50      2,692,307.69      2,307,692.31       3,223,140.50    3,223,140.50             0

The Mitsubishi Trust and    7,504,132.23                 0                 0       5,495,867.77    5,495,867.77             0
Banking Corporation

Bank of Tokyo-Mitsubishi    8,595,041.32                 0                 0       6,404,958.68    6,404,958.68             0
Trust Company

Royal Bank of Canada        5,500,000         3,230,769.23      2,769,230.77       7,500,000                  0     7,500,000

                                                                      Schedule C
                                                                          Page 2

Societe Generale            8,595,041.32      2,692,307.69      2,307,692.31       6,404,958.68    6,404,958.68             0

Bank Polska Kasa Opieki     3,140,495.87                 0                 0       1,859,504.13    1,859,504.13             0
S.A. - Pekao

Balanced High Yield Fund               0      2,692,307.69      2,307,692.31                  0               0             0
II, Ltd.

Metropolitan Life                      0      8,076,923.08      6,923,076.92                  0               0             0
Insurance Company

Prudential Insurance                   0      3,769,230.77      3,230,769.23                  0               0             0
Company of America

National Westminster                   0      4,307,692.31      3,692,307.69                  0               0             0
Bank Plc

BankBoston, N.A.                       0      5,384,615.38      4,615,384.62                  0               0             0

Morgan Stanley Dean                    0      5,384,615.38      4,615,384.62                  0               0             0
Witter Prime Income
Trust

KZH Soleil LLC                         0      3,769,230.77      3,230,769.23                  0               0             0

Canadian Imperial Bank                 0      9,692,307.69      8,307,692.31                  0               0             0
of Commerce

Oxford Strategic Income                0      1,076,923.08       923,076.92                   0               0             0
Fund

Senior Debt Portfolio                  0      7,000,000         6,000,000                     0               0             0

Sankaty High Yield Asset               0      6,461,538.46      5,538,461.54                  0               0             0
Partners, L.P.

Merrill Lynch, Pierce                  0      2,692,307.69      2,307,692.31                  0               0             0
Fenner & Smith
Incorporated

Total                     $90,000,000      $105,000,000       $90,000,000         $75,000,000     $60,000,000     $15,000,000

                                                                      SCHEDULE D

                                 BANK ADDRESSES

Bank                                             Address
----                                             -------
Bankers Trust Company                            One Bankers Trust Plaza
                                                 New York, New York 10006
                                                 Attention: Anthony LoGrippo
                                                 Telephone No.: (212) 250-2500
                                                 Facsimile No.: (212) 250-7218

Credit Suisse First Boston                       11 Madison Avenue
                                                 New York, New York 10010
                                                 Attention: Robert Hetu
                                                 Telephone No.: (212) 325-4542
                                                 Facsimile No.: (212) 325-8309

Salomon Brothers Holding Company Inc.            7 World Trade Center
                                                 New York, NY 10048
                                                 Attention: Caesar Wyszomirski
                                                 Telephone No.: (212) 783-8092
                                                 Facsimile No.: (212) 783-2023

ABN AMRO Bank N.V.                               135 South LaSalle Street, Suite 611
                                                 Chicago, IL 60674
                                                 Attention: Dave Thomas
                                                 Telephone No.: (312) 904-2506
                                                 Facsimile No.: (312) 904-2849

The Bank of Nova Scotia                          600 Peachtree Street NE, Suite 2700
                                                 Atlanta, GA 30308
                                                 Attention: Frank Sandler
                                                 Telephone No.: (404) 877-1505
                                                 Facsimile No.: (404) 888-8998

Comerica Bank, N.A.                              500 Woodward Avenue
                                                 Detroit, MI 48226-3280
                                                 Attention: Martin Ellis
                                                 Telephone No.: (313) 222-6122
                                                 Facsimile No.: (313) 222-3330

Creditanstalt Corporate Finance, Inc.            2 Ravinia Drive, Suite 1680
                                                 Atlanta, GA 30346
                                                 Attention: Carl Drake
                                                 Telephone No.: (770) 390-1848
                                                 Facsimile No.: (770) 390-1851

                                                                      Schedule D
                                                                          Page 2

The Mitsubishi Trust and Banking Corporation     520 Madison Avenue
                                                 New York, NY 10022
                                                 Attention: Paul Arzouian
                                                 Telephone No.: (212) 891-8425
                                                 Facsimile No.: (212) 644-6825

Societe Generale                                 303 Peachtree Street NE, Suite 3840
                                                 Atlanta, GA 30308
                                                 Attention: Ralph Saheb
                                                 Telephone No.: (214) 979-2764
                                                 Facsimile No.: (214) 754-0171

Bank of Tokyo-Mitsubishi Trust Company           1251 Avenue of the Americas
                                                 New York, NY 10020
                                                 Attention: Nicholas Campbell
                                                 Telephone No.: (212) 782-4268
                                                 Facsimile No.: (212) 782-4981

Bank Polska Kasa Opieki S.A.- Pekao S.A. Group   470 Park Avenue South
                                                 New York, NY 10016
                                                 Attention: Harvey Winter
                                                 Telephone No.: (212) 251-1222
                                                 Facsimile No.: (212) 679-5910

BHF-Bank Aktiengesellschaft                      590 Madison Avenue
                                                 New York, NY 10022
                                                 Attention: Tony Heyman
                                                 Telephone No.: (212) 756-5540
                                                 Facsimile No.: (212) 756-5536

Royal Bank of Canada                             Grand Cayman (North America No. 1) Branch
                                                 c/o New York Branch
                                                 One Liberty Plaza, 4th Floor
                                                 New York, NY 10006-1404
                                                 Attention: Loans Administration
                                                 Telephone No.: (212) 428-6305
                                                 Facsimile No.: (212) 428-2372

                                                 with a copy to:

                                                 One Liberty Plaza, 4th Floor
                                                 New York, NY 10006-1404
                                                 Attention: Michael J. Madnick
                                                 Telephone No.: (212) 428-6203
                                                 Facsimile No.: (212) 428-6459

Metropolitan Life Insurance Company              334 Madison Avenue
                                                 Convent Station, NJ 07961
                                                 Attention: Frank Monfalcone
                                                 Telephone No.: (973) 254-3228
                                                 Facsimile No.: (973) 254-3032

                                                                      Schedule D
                                                                          Page 3

Prudential Insurance Company of America          Prudential Capital Group - GC4 7th Floor
                                                 100 Mulberry Street
                                                 Newark, NJ 07102
                                                 Attention: B. Ross Smead
                                                            Janet G. Crowe
                                                 Telephone No.: (973) 802-6814
                                                 Facsimile No.: (973) 802-7045

National Westminster Bank Plc                    One East Fourth Street, 3rd Floor
                                                 Cincinnati, OH 45202
                                                 Attention: David Taylor
                                                 Telephone No.: (513) 579-2194
                                                 Facsimile No.: (513) 579-2910

BankBoston, N.A.                                 BankBoston, N.A.
                                                 100 Federal Street (Mailcode: 01-23-01)
                                                 Boston, MA 02110
                                                 Attention: Lisa Robinson-Patterson
                                                 Telephone No.: (617) 434-0535
                                                 Facsimile No.: (617) 434-4909

Morgan Stanley Dean Witter Prime Income Trust    Morgan Stanley Dean Witter Advisors
                                                 2 World Trade Center, 72nd Floor
                                                 New York, NY 10048
                                                 Attention: Shelia Finnerty
                                                 Telephone No.: (212) 392-5686
                                                 Facsimile No.: (212) 392-5345

KZH-Soleil LLC                                   SunAmerica Investments, Inc.
                                                 One SunAmerica Center, 34th Floor
                                                 Los Angeles, CA 90067-6022
                                                 Attention: Steve Staver
                                                 Telephone No.: (310) 772-6125
                                                 Facsimile No.: (310) 772-6078

CIBC, Inc.                                       1330 Avenue of the Americas
                                                 New York, NY 10019
                                                 Attention: David Lerner
                                                 Telephone No.: (212) 603-8550
                                                 Facsimile No.: (212) 603-8505

Oxford Strategic Income Fund                     Eaton Vance Management
                                                 Attn: Prime Rate Reserves
                                                 24 Federal St., 6th Floor
                                                 Attention: Juliana M. Riley
                                                            Daniel Anaya
                                                 Telephone No.: (617) 348-0115
                                                 Facsimile No.: (617) 695-9594
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                                                                      Schedule D
                                                                          Page 4
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
Senior Debt Portfolio                            Senior Debt Portfolio
                                                 c/o Boston Management and Research
                                                 24 Federal Street, 6th Floor
                                                 Boston, MA 02110
                                                 Attention: Juliana M. Riley
                                                            Daniel Anaya
                                                 Telephone No.: (617) 348-0115
                                                 Facsimile No.: (617) 695-9594

Merrill Lynch, Pierce Fenner &                   World Financial Center -7th Floor
Smith Incorporated                               250 Vesey Street
                                                 New York, NY 10281-1316
                                                 Attention: Bryan Mix
                                                 Telephone No.: (212) 449-6190
                                                 Facsimile No.: (212) 449-8920

Sankaty High Yield Asset Partners, L.P.          Two Copley Place
                                                 Boston, MA 02116
                                                 Attention: Diane J. Exler
                                                 Telephone No.: (617) 572-3216
                                                 Facsimile No.: (617) 572-2134
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